UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

June 19, 2007
Date of Report (Date of earliest event reported)
___________________________________________________________
ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

On June 19, 2007 the Registrant issued a press release announcing it had reached agreement with the U.S. Food & Drug Administration for a special protocol assessment of a Phase III clinical trial entitled “Study AP-ADF-105: A Phase 3, Randomized, Double-Blinded, Placebo-Controlled, Multicenter, Repeat-Dose Study of the Safety and Efficacy of OxyADF (oxycodone HCl and niacin) Tablets for the Treatment of Acute, Moderate to Severe Postoperative Pain Following Bunionectomy Surgery in Adult Patients”. The press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release announcing agreement with U.S. Food & Drug Administration with respect to a Special Protocol Assessment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By: /s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date: June 19, 2007

Exhibit Index

Exhibit Number	Description

99.1	Press Release announcing agreement with U.S. Food & Drug Administration with respect to a Special Protocol Assessment